UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
February 18, 2011

WILSHIRE BANCORP, INC.

(Exact name of registrant as specified in its charter)

California	000-50923	20-0711133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Wilshire Boulevard, Los Angeles,
California 90010

(Address of principal executive offices) (Zip Code)

(213) 387-3200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Wilshire Bancorp, Inc. (“Wilshire Bancorp”), the holding company for Wilshire State Bank, announced today that Jae Whan (J.W.) Yoo has been appointed President and Chief Executive Officer, effective immediately.  Mr. Yoo succeeds Joanne Kim, who resigned as President and Chief Executive Officer.  Mr. Yoo will also serve as a director of Wilshire State Bank and Wilshire Bancorp.

Mr. Yoo has 35 years of experience in the banking industry and previously was President and Chief Executive Officer of two of the largest Korean-American banks in the United States.  Most recently, Mr. Yoo was President and Chief Executive Officer of Center Financial Corporation, one of the leading Korean-American banks from January 2007 to January 2011.  During his tenure at Center Financial Corporation, Mr. Yoo effectively managed the bank through the financial crisis by improving its asset quality and restoring the company to consistent profitability.

Prior to his tenure as President and Chief Executive Officer of Center Financial Corporation, Mr. Yoo served as President, Chief Executive Officer and a Director of Hanmi Financial Corporation in Los Angeles, California from July 2003 to December 2004.  Mr. Yoo began his career at Bank of America in 1976 and progressively rose to positions of higher responsibilities in both the Seoul branch and the New York corporate office, before leaving the company in 1991 as Vice President and Group Manager of the Seoul branch.  He then joined Korea Citibank (formerly KorAm Bank) in 1991, where he served until 2001 in various roles of increasing responsibility, including Executive Vice President.  He earned his B.A. in international economics and his M.B.A., both from Seoul National University in Seoul, Korea.

In connection with his appointment as President and Chief Executive Officer, on February 18, 2011, Mr. Yoo was appointed by the Board of Directors as a Class III director of the Company to fill the vacancy created by Ms. Kim’s resignation.

A copy of the Employment Agreement, effective February 18, 2011, between the Bank and Jae Whan Yoo is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein. The Company’s related press release is filed as Exhibit 99.2 to this Form 8-K and is incorporated by reference herein.

ITEM 9.01                           FINANCIAL STATEMENTS AND EXHIBITS

(d)                              Exhibits

Exhibit 99.1                       Employment Agreement, effective February 18, 2011, between the Bank and Jae Whan Yoo.

Exhibit 99.2                       Press release dated February 18, 2011.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSHIRE BANCORP, INC.

Date: February 24, 2011	By:	/s/ Alex Ko
Alex Ko, Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Employment Agreement, effective February 18, 2011, between the Bank and Jae Whan Yoo.
99.2	Press release dated February 18, 2011